SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 634-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2007, New York Mortgage Trust, Inc. ("NYMT") filed amendments to its Articles of Amendment and Restatement (the “Charter”) with the State Department of Assessments and Taxation of Maryland (the "SDAT") to effect a reverse stock split of its outstanding shares of common stock ("Amendment No. 1") and to subsequently reduce the common stock’s par value ("Amendment No. 2"). Pursuant to Amendment No. 1, which will become effective at 12:01 a.m. October 9, 2007 (the “Amendment No. 1 Effective Time”), every five shares of common stock, par value $0.01 per share, of NYMT, issued and outstanding immediately prior to the Amendment No. 1 Effective Time, will be changed into one issued and outstanding share of common stock, par value $.05 per share. No fractional shares of common stock of NYMT will be issued upon the effectiveness of Amendment No. 1.  Instead, each stockholder otherwise entitled to a fractional share as a result of the reverse stock split will be entitled to receive in lieu thereof cash in an amount equal to the product of a fraction of a share multiplied by the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market for NYMT’s common stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System for the last trading day before the Amendment No. 1 Effective Time.

Pursuant to Amendment No. 2, which will become effective at 12:02 a.m. October 9, 2007 (the “Amendment No. 2 Effective Time”), the par value of the shares of common stock of NYMT issued and outstanding immediately prior to the Amendment No. 2 Effective Time will be decreased from $0.05 per share to $0.01 per share.

As a result of these Charter amendments, as of the Amendment No. 2 Effective Time, NYMT will have  400,000,000 shares of common stock, par value $0.01 per share, authorized and approximately 3.6 million shares of common stock, par value $0.01 per share, outstanding,

When NYMT’s common stock begins trading on a split-adjusted basis, it will do so under a new CUSIP number - 649604204.

A copy of each of Amendment No. 1 and Amendment No. 2 are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On October 4, 2007, NYMT issued a press release regarding the matters set forth above in Item 5.03. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

3.1	Articles of Amendment to the Articles of Amendment and Restatement of New York Mortgage Trust, Inc.
3.2	Articles of Amendment to the Articles of Amendment and Restatement of New York Mortgage Trust, Inc.
99.1	Press Release dated October 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: October 4, 2007	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement of New York Mortgage Trust, Inc.
3.2	Articles of Amendment to the Articles of Amendment and Restatement of New York Mortgage Trust, Inc.
99.1	Press Release dated October 4, 2007.